Exhibit 99.2
JOINT FILING AGREEMENT
In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D (including amendments thereto) to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Date: May 23, 2011	PROMETHEUS SENIOR QUARTERS LLC

By: LF Strategic Realty Investors II L.P., LFSRI II
Alternative Partnership L.P. and LFSRI II-CADIM Alternative Partnership L.P., its Managing Members

By: Lazard Frères Real Estate Investors L.L.C., their General Partner

By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal

LAZARD SENIOR HOUSING PARTNERS LP By: Lazard Senior Housing Partners GP LLC, its General Partner
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal and Chief Executive Officer

LSHP COINVESTMENT PARTNERSHIP I LP By: LSHP Coinvestment I GP LLC, its General Partner
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal and Chief Executive Officer

LFSRI II-CADIM ALTERNATIVE PARTNERSHIP L.P. By: Lazard Frères Real Estate Investors L.L.C., its General Partner
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal

LF STRATEGIC REALTY INVESTORS II L.P.; By: Lazard Frères Real Estate Investors L.L.C., its General Partner
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal

LFSRI II ALTERNATIVE PARTNERSHIP L.P. By: Lazard Frères Real Estate Investors L.L.C., its General Partner
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal

LAZARD FRÈRES REAL ESTATE INVESTORS L.L.C.
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal

LAZARD SENIOR HOUSING PARTNERS GP LLC
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal and Chief Executive Officer

LSHP COINVESTMENT I GP LLC
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Principal and Chief Executive Officer

LAZARD ALTERNATIVE INVESTMENTS LLC
By:	/s/ Matthew J. Lustig
Matthew J. Lustig
Managing Director

LAZARD ALTERNATIVE INVESTMENTS HOLDINGS LLC
By:	/s/ James V. Hansford
James V. Hansford
Chief Financial Officer

LFCM HOLDINGS LLC
By:	/s/ James V. Hansford
James V. Hansford
Chief Financial Officer